TYPE: 8-K SEQUENCE: 1 DESCRIPTION: FORM 8-K
                    SECURITIES AND EXCHANGE COMMISION
                           WASHINGTON, DC 20549


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
       Date of report (Date of earliest event reported) April 21, 2000

                         ACE HARDWARE CORPORATION
           (Exact name of Registrant as Specified in its Charter)


           DELEWARE                                       36-0700810
(State or Other Jurisdiction of                           (IRS Employer
Incorporation or Organization)                            Identification No.)


                  2200 Kensington Court, Oak Brook, IL     60523
               (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code 630-990-6600



                                 Not Applicable
           (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS

    The Registrant provides the plan of distribution of patronage dividends with respect to purchases of merchandise made from the Registrant from January 1, 1999 adopted by the Board of Directors of the Registrant as Exhibit 4-F.

    The Registrant provides Notice of Annual Meeting of Stockholders on June 5, 2000 and Proxy solicited by Board of Directors and related information, which are attached hereto as Exhibits 99-A through 99-D.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      EXHIBIT 4-F Copy of the plan of distribution of patronage dividends with respect to purchases of merchandise made from the Registrant from January 1, 1999 adopted by the Board of Directors of the Registrant.
      EXHIBIT 99-A Letter to Our Ace Retailer Shareholders from David F. Hodnik, President and CEO and Howard J. Jung, Chairman of the Board.
      EXHIBIT 99-B            Notice of Annual Shareholders Meeting on
                              June 5, 2000
      EXHIBIT 99-C            Proxy solicited by Board of Directors
      EXHIBIT 99-D            Reservation Card


SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Ace Hardware Corporation
                                                        (Registrant)


Date: April 21, 2000                             Lori L. Bossmann
                                                    (Signature)
                                                 Name: Lori L. Bossmann
                                                 Title: Vice President. Finance


                                                            Exhibit 4-F

                         ACE HARDWARE CORPORATION
            PATRONAGE DIVIDEND DISTRIBUTION PLAN ADOPTED BY THE
         BOARD OF DIRECTORS FOR THE YEAR 1999 AND SUBSEQUENT YEARS
         _________________________________________________________

1. With respect to each store owned or controlled by each eligible and qualifying dealer, such dealer shall receive a minimum cash distribution determined as follows:

      a) an amount equal to 20% of the first $5,000 of the total patronage dividends allocated for distribution each year to such dealer in connection with the purchases made for such store;

      b) an amount equal to 25% of the portion of the total patronage dividends allocated for distribution each year to such dealer for such store which exceeds $5,000 but does not exceed $7,500;

      c) an amount equal to 30% of the portion of the total patronage dividends allocated for distribution each year to such dealer for such store which exceeds $7,500 but does not exceed $10,000;

      d) an amount equal to 35% of the portion of the total patronage dividends allocated for distribution each year to such dealer for such store which exceeds $10,000 but does not exceed $12,500;

      e) an amount equal to 40% of the portion of the total patronage dividends allocated for distribution each year to such dealer for such store which exceeds $12,500.

1A. The portion of the total annual distribution allocated to any such dealer for each store owned or controlled by such dealer in excess of the amount to be distributed to such dealer for such store in cash shall be distributed to him for the year 1999 payable in the year 2000 as follows:

      a) To the extent there is an excess amount over a store's minimum cash distribution, each such eligible store shall receive stock options of OurHouse, Inc. (valued at $3.40 each) rounded to the nearest multiple of 50 but not to exceed 150 stock options.

      b) Next, to the extent there is an excess over a store's minimum cash distribution and allocation under 1. above, each such eligible store shall receive its prorata share of 3,000,000 stock options less the number of stock options allocated under 1. above. Allocation to each eligible store shall be based on each store's total patronage dividend as a percentage of the Company's total patronage dividend rounded to nearest multiple of 50.

      c) The eligible stores include change of ownership stores, but exclude canceled stores.

2. The portion of the total annual distribution allocated to any such dealer for each store owned or controlled by such dealer in excess of the amount to be distributed to such dealer for such store in cash or property shall be distributed to him each year in the form of shares of Class C Non-voting Stock of Ace Hardware Corporation (par value $100 per share), valued at the par value thereof, until the total par value of all shares of all classes of capital stock of the corporation held by such dealer with respect to such store equals the greater of:

      a)  $20,000; or

      b) a sum equal to the total of the following categories of purchases made by such dealer for such store during the most recent calendar year:

          (i) 15% of the volume of Ace manufactured paint and related products purchases, plus

          (ii) 3% of the volume of drop-shipment or direct purchases (excluding Ace manufactured paint and related products), plus

          (iii)15% of the volume of warehouse (including STOP and excluding Ace manufactured paint and related products) and bulletin purchases, plus

          (iv) 4% of the volume of LTL Plus purchases;

provided, however, that no fractional shares of Class C Non-voting Stock shall be issued to any dealer and that any amount which would have otherwise been distributable as a fractional share of such stock shall instead be distributed to such dealer in cash.

3. The portion of the total patronage dividends allocated each year to any such dealer for each store owned or controlled by such dealer which exceeds the sum of (a) the amount to be distributed to such dealer for such store in cash pursuant to Paragraph 1. Above, (b) the amount to be distributed to such dealer for such store in property pursuant to Paragraph 1A. above, and (c) any amount to be distributed to him in the form of shares of Class C Non-voting Stock of Ace Hardware Corporation (par value $100 per share) pursuant to Paragraph 2. above shall be distributed to such dealer in cash; provided, however, that in no event shall the total amount distributed under this plan to any such dealer for any such store in cash exceed 45% of the total patronage dividends allocated for such store for such year, and to the extent that any distribution to be made to any such dealer for any store pursuant to this Paragraph 3. would otherwise cause the total cash distribution to such dealer for such store to exceed 45% of the total patronage dividends allocated for such store for such year, the distribution to be made under this Paragraph 3. shall instead be made in the form of a non-negotiable patronage refund certificate having such a maturity date and bearing interest at such an annual rate as shall be determined by the Board of Directors prior to the issuance thereof.


                                                            Exhibit 99-A
April 7, 2000


TO:	Our Ace Retailer Shareholders

Enclosed is a formal notice of the Annual Shareholders' Meeting that will be held on Monday, June 5, 2000. As of this date, the matters that will be acted upon at the meeting will be the election of four directors.

The enclosed notice contains an Explanatory Summary giving the names and background information of each of the four persons recommended by the Board of Directors for election as directors.

The four directors to be chosen are to be elected to positions in the first director class for three-year terms. One director being elected as a dealer director at large and three regional dealer directors being elected from each of Regions 1, 3, and 7. As provided in the By-laws, regional dealer directors are elected from designated geographic regions of the United States.

Please review the enclosed materials carefully and then complete, sign, date and mail the enclosed proxy card in the envelope provided for your convenience. The prompt return of your proxy enables the business of the meeting to proceed and will save your Company additional expenses of a follow-up solicitation.

Of course, if you find it convenient to attend the meeting, you may rescind your proxy vote and vote in person if you so desire.

Sincerely,




Howard J. Jung                                        David F. Hodnik
Chairman of the Board                                President and CEO


                                                            Exhibit 99-B
ACE HARDWARE CORPORATION
NOTICE OF ANNUAL SHAREHOLDERS' MEETING
June 5, 2000


Ace Hardware Corporation will hold its Annual Shareholders' Meeting on Monday, June 5, 2000, at 9:00 A.M., Central Daylight Saving Time. The meeting will be in Krausman Hall at the general office of the Corporation, 2200 Kensington Court, Oak Brook, Illinois. At the meeting, we will:

(1) Elect four members of the Board of Directors of the first class to serve for 3-year terms. One member will be a dealer director at large and three members will be regional dealer directors. The regional dealer directors will be elected from each of the following director regions: Region 1, Region 3 and Region 7;

and

(2) Transact such other business properly presented at the meeting.

Shareholders owning Class "A" stock outstanding at the close of business on April 7, 2000 are entitled to notice of, and to vote at the meeting.

The names of the four persons nominated for election as directors together with background information concerning each of them, are included in the attached Explanatory Summary.


                      By order of the Board of Directors

                               DAVID W. LEAGUE

April 7, 2000                     Secretary


                 IMPORTANT -- PLEASE MAIL YOUR PROXY PROMPTLY

In order that there may be proper representation at the meeting, we urge you to sign and return the enclosed proxy in the envelope provided. Your cooperation in promptly returning your signed proxy will reduce expenses that we will incur if we must follow up this solicitation of proxies. Submission of a signed proxy will not prevent you from voting in person at the meeting if you so desire.


ACE HARDWARE CORPORATION
2200 Kensington Court
Oak Brook, Illinois  60523


EXPLANATORY SUMMARY FURNISHED IN CONNECTION WITH
SOLICITATION OF PROXIES BY BOARD OF DIRECTORS


The Board of Directors solicits proxies in the enclosed form for use at the Annual Shareholders' Meeting and at any adjournment thereof. Voting instructions are included on the proxy card. If you properly sign and return your proxy, your share will be voted as you have directed on the proxy card.
If you properly submit your proxy but do not specify how you want your share voted, the share will be voted FOR the election of all nominees for Director recommended by the Board of Directors. You may change your vote at any time before your proxy is exercised by voting in person at the Annual Meeting or submitting another proxy with a later date that has been properly executed. We do not know of any other matters to be presented or acted upon at the meeting. If any other matter properly comes before the meeting, the shares represented will be voted in accordance with the judgment of the person or persons voting those shares.

Only the record shareholders of Class A stock at the close of business on April 7, 2000, will be entitled to vote at the meeting. The exact number of outstanding shares of Class A stock on the record date of April 7, 2000, will be reported at the meeting. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting. There will not be cumulative voting for the election of directors.

Even if you expect to attend the meeting in person, we request that you return your executed proxy in the enclosed envelope as promptly as possible. This will assure that a quorum of the Class A stock is represented at the meeting and enables the business of the meeting to be conducted as expeditiously as possible.

The cost of soliciting proxies in the enclosed form is paid for by the Company. Proxies may also be solicited by employees, officers and directors of the Company by mail, telephone, fax, email or in person.

The Company's 1999 Annual Report, including financial statements, has been mailed to each shareholder.


ELECTION OF DIRECTORS
[Item (1) on proxy card]

The Board is presently comprised of 12 persons. Mr. Peterson, non-dealer director, has submitted his resignation from the Board effective May 31, 2000. In accordance with Article IV of the Company's By-laws, the Board of Directors has determined that, effective June 1, 2000, the Board shall be comprised of 11 persons. The Board has determined that two directors shall be dealer directors at large, one shall be a non-dealer director, and that all 8 remaining members of the Board as to be constituted following the 2000 Annual Shareholders' Meeting, shall be "regional dealer directors".

Each dealer director must be either the owner of a retail business organization owning stock of the Company or an executive officer, general partner, or general manager of such a retail business organization.

As also provided by the Company's By-laws, the Board of Directors has established 7 geographic regions of the United States from which regional dealer directors are to be chosen. The Board has authority from time to time to make revisions in the geographic composition of such regions, as well as to change the number of regions. Determinations are to be made by the Board each year as to the regions from which regional dealer directors to be elected at the next annual meeting shall be chosen. In the discretion of the Board, two or more dealer directors from the same region may serve on the Board at the same time.

The current geographic composition of each of the regions established by the Board of Directors for the election of regional dealer directors pursuant to the applicable By-law provisions is as follows:

Region 1 -	Maine, New Hampshire, Vermont, Massachusetts, Connecticut,
                Rhode Island, New York, Pennsylvania, New Jersey;

Region 2 -	Delaware, Maryland, Virginia, West Virginia, Kentucky,
                Tennessee, North Carolina, South Carolina, District of
                Columbia, Ohio;

Region 3 -	Alabama, Mississippi, Georgia, Florida;

Region 4 -	Indiana, Illinois, Michigan, Wisconsin;

Region 5 -	Iowa, Missouri, Nebraska, Kansas, Colorado, Idaho, Minnesota,
                Montana, North Dakota, South Dakota, Utah, Wyoming;

Region 6 -	Arkansas, Louisiana, Oklahoma, Texas, Arizona, New Mexico;

Region 7 -	Alaska, Washington, Oregon, Nevada, California, Hawaii;


The present directors, their respective director regions and classes, and the years of expiration of their current terms of office are as follows:

                                         Year of Expiration
Director                  Region  Class   of Current Term

Eric R. Bibens, II          1     First         2000

D. William Hagan            3     First         2000

Jennifer C. Anderson        7     First         2000

Mark Jeronimus              5     First         2000

J. Thomas Glenn             2     Second        2002

Richard F. Baalmann, Jr.    4     Second        2002

Richard W. Stine            6     Second        2002

Lawrence R. Bowman          5     Third         2001

Daniel L. Gust              5     Third         2001

Howard J. Jung             N/A    Third         2001

Roger E. Peterson          N/A    Third         2001

Mario R. Nathusius         N/A    Third         2001


As required by the By-laws, the Board of Directors has determined that the four positions on the Board currently held by directors of the class whose terms expire in 2000 shall be filled at the 2000 Annual Shareholders' Meeting by persons to be elected for 3-year terms as follows: one dealer director at large, one director from Region 1, one director from Region 3 and one director from Region 7.

Under the By-laws, Mr. Jeronimus is not eligible for re-election upon expiration of his term in 2000, but, Mr. Bibens, Mr. Hagan and Ms. Anderson are eligible for re-election as regional dealer directors at the 2000 Annual Shareholders' Meeting. As authorized by a provision in the By-laws under which the Board of Directors can propose the nomination for re-election of any eligible incumbent director, the Board determined that Mr. Bibens, Mr. Hagan and Ms. Anderson should be nominated for re-election at the 2000 Annual Meeting for an additional term of three years. The Board has also determined that Mr. Richard Karp should be nominated for election as a dealer director at large for a term of three years.

The Board of Directors recommends that shareholders vote FOR all four nominees referred to above.

The director regions, classes and terms for which they are being nominated, together with background information concerning each nominee, is set forth below.

Region, Class and Term	Nominee

Region 1, First and 3 years	Eric R. (Rick) Bibens II, 43, is president of
Bibens Home Center, Inc., in North Springfield, Vermont. He began his full-time hardware career in 1978 at his father's store, after attending Northeastern College in Boston and working three years for a plywood wholesaler. He purchased the store in 1983, later selling the store and building a ground-up Store of the Future down the street. He is active in the community, including serving as chairman of the board for the Springfield Hospital and as director of the Springfield Development Corporation. He also is an active participant in the Springfield Chamber of Commerce. Rick currently is chair of the retail success committee. He is seeking re-election to a second three-year term, representing retailers in Region 1 - Massachusetts, Vermont, New Hampshire, New York, Connecticut, Rhode Island, New Jersey, Maine and Pennsylvania.


Region 3, First and 3 years	D. William Hagan, 42, is president of five Ace
stores in Florida. He began his Ace career in 1976 as a floor sales department manager at Hagan Ace Hardware after attending Florida Junior College in Jacksonville. He was promoted to store manager in 1980. That year, he also became part owner of a new Ace store in Orange Park. In 1993, he became part owner of a second store in Hilliard, and in 1994, a third store in Middleburg. In January 1999, he became president and part owner of two additional Ace stores. Bill is active in his community, including having served as president and board member for his local Chamber of Commerce. Bill currently serves as chairperson of the nominating committee on the Board. He is seeking re-election to a second three-year term, representing retailers in Region 3 which includes Mississippi, Florida, Alabama and Georgia.


Region 7, First and 3 years	Jennifer C. Anderson, 49, is president of Davis
Lumber & Ace Hardware, a third-generation family-owned business, in Davis, California. She currently manages approximately 100 employees as well as the store's financial operations. Jennifer began working at the store in 1982.
She graduated from Wilkes University in Wilkes-Barre, Pennsylvania, in 1975 with a bachelor of science degree in business administration and marketing.
She currently serves as chair of the human resources/compensation committee. Jennifer is seeking re-election to a third three-year term on the Board. She represents Region 7, including retailers in Alaska, Hawaii, California, Nevada, Oregon and Washington.

Region N/A, First and 3 years	Richard (Rick) Alan Karp, 48, owns Cole
Hardware, a three-store chain in San Francisco, California. He attended the University of California, Berkeley, earning a bachelor of arts degree in 1973. He also obtained an elementary teaching credential in 1976 from San Francisco State University. Rick has been involved in the family business, started by his father, Dave, since he was 12 years old. He was named president of the operations in 1981. His stores range in size from 4,000 sq. ft. to 6,000 sq. ft. and combined employ more than 100 associates. In addition to the three stores, Rick started a home repair service that has involved a thriving repair and construction service, employing 25 individuals. Rick has been nominated to a three year term, serving as a director at large.

The principal occupation of Mr. Bibens, Mr. Hagan, Ms. Anderson and Mr. Karp during the past 5 years or more consisted of being an owner, officer or manager of a retail hardware business.

The Board of Directors expects all nominees to be available for election. If any nominee named above should refuse or become unable to serve as a director, the Board may substitute another person as nominee. In that case, under this proxy, your share will be voted for that other person.

Again, your shares will be voted according to your instructions as indicated on your properly submitted proxy. If you properly submit your proxy but do not provide voting instructions, your shares will be voted FOR the election of the four nominees.

OTHER MATTERS

As of the date of this notice, the Board of Directors has no knowledge of matters to be presented at the meeting other than those described above.
If, however, any additional matters are presented by others, the proxy holders have been vested by the Board of Directors with discretionary powers to vote the shares represented by the proxies held by them in accordance with their own best judgment with respect to all such matters.


                      By Order of the Board of Directors

                               DAVID W. LEAGUE

April 7, 2000                     Secretary


                                                            Exhibit 99-C
ACE HARDWARE CORPORATION
PROXY


This proxy is solicited on behalf of the Board of Directors for the Annual Shareholders' Meeting on June 5, 2000.

As the holder, or the authorized agent of the holder, of 1 share of Class A stock of Ace Hardware Corporation issued as of the record date of April 7, 2000 for the Ace store designated by the number shown on the reverse side hereof, the undersigned does hereby constitute and appoint J.Thomas Glenn, Richard F. Baalmann, Jr. and Richard W. Stine and each of them, with each to have full power of substitution, as Proxies to vote said share of stock at the annual shareholders' meeting of Ace Hardware Corporation to be held at 9:00 A.M. on Monday, June 5, 2000, and at any adjournment thereof, on all matters coming before said meeting. If no directions are given on the other side of this card, the Proxies will vote FOR the election of all director nominees recommended by the Board of Directors and in their discretion on any other business that may properly come before the meeting. The Proxies appointed herein may act by a majority of such of said Proxies as shall be present at the meeting (or if only one is present then by that one). Any prior Proxies given by the undersigned with respect to said meeting are hereby revoked.

(Continued and to be signed on the reverse side)

(Continued from the other side)
Election of Directors:

  __ FOR all nominees listed below       __ WITHHOLD AUTHORITY to vote for all
     (except as marked to the contrary below) nominees listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Eric R. Bibens, II, D. William Hagan, Jennifer C. Anderson, Richard A. Karp

Dated:
                               (Legal corporate, partnership or business name)

Ace Store #                  By
                               (In the case of a corporate or partnership stockholder, an appropriate officer or partner should sign and his title should be inserted. If the stock is held in joint tenancy, each holder should sign.)

                                                            Exhibit 99-D
ANNUAL SHAREHOLDERS' MEETING
MONDAY, JUNE 5, 2000


The Annual Shareholders' Meeting of Ace Hardware Corporation will be held on Monday, June 5, 2000 at the Ace corporate offices, 2200 Kensington Court, Krausman Hall - 3rd Floor, Oak Brook, Illinois.

You are invited to join the Ace Staff for a continental breakfast at 8:30 A.M. The Meeting will begin promptly at 9:00 A.M.

IF YOU PLAN TO ATTEND, please return the Reservation Form so that proper arrangements can be made for the breakfast and meeting.

Please Note: Ace Hardware adopted a "Tobacco Free Policy" several years ago. Smoking is not permitted anywhere within our corporate office facilities. Your efforts in maintaining a healthier, smoke-free work environment are appreciated by the Company and employees.




ANNUAL SHAREHOLDERS' MEETING
MONDAY, JUNE 5, 2000

Please reserve _____ places for the following person(s) who plan to attend the Continental Breakfast and Annual Meeting.

____________________________                   ______________________________


____________________________                   ______________________________

Return form to:
Ace Hardware Corporation                       Store Stamp
2200 Kensington Court
Oak Brook, Illinois  60523
Attn: Chairman's Office